UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2025

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Explanatory Note

On July 9, 2021, Ready Capital Corporation (the “Company”), Sutherland Partners L.P. (the “Operating Partnership”), and Waterfall Asset Management, LLC (the “Manager”), entered into an Equity Distribution Agreement (as amended on March 8, 2022, the “Equity Distribution Agreement”) with JMP Securities LLC (the “Sales Agent”), pursuant to which the Company may sell, from time to time, shares of the Company’s common stock, par value $0.0001 per share, having an aggregate offering price of up to $150,000,000 (the “Shares”), through the Sales Agent either as agent or principal (the “Common ATM Offering”).

The Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-240086), which became effective on August 4, 2020 (the “2020 Registration Statement”). On January 11, 2022, the Company subsequently filed a new registration statement on Form S-3 (the “2022 Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, to replace the prior 2020 Registration Statement. On March 8, 2022, the Company filed a prospectus supplement (the “2022 Prospectus Supplement”) pursuant to Rule 424(b)(3) related to the Shares that remained unsold pursuant to the Common ATM Offering.

On March 21, 2025, the Company filed (i) a new registration statement on Form S-3 (the “Current Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, to replace the prior 2022 Registration Statement and (ii) a prospectus supplement pursuant to Rule 424(b)(3) related to the Shares that remain unsold pursuant to the Common ATM Offering.

This Current Report on Form 8-K (the “Report”) is being filed to provide exhibits to be incorporated by reference into the Current Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

The materials that are being filed as exhibits to this Report are being filed pursuant to Item 601 of Regulation S-K in lieu of filing the otherwise required exhibits to the Current Registration Statement. This Report is incorporated by reference into the Current Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Current Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in, and incorporated by reference into, the Current Registration Statement.

Exhibit	Description

5.1	Legality Opinion of Alston & Bird LLP
8.1	Tax Opinion of Alston & Bird LLP
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)
23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: March 21, 2025	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer